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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 22, 2002


                          WILLIAMS ENERGY PARTNERS L.P.
                (Name of Registrant as specified in its charter)


          DELAWARE                                      1-16335                              73-1599053
  (State or other jurisdiction                  (Commission File Number)                 (I.R.S. Employer
of incorporation or organization)                                                       Identification No.)



                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172
                                 (918) 573-2000
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

         On May 22, 2002, Williams Energy Partners L.P., a Delaware limited partnership (the "Partnership"), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issuance and sale by the Partnership of 8,000,000 units representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The Partnership has granted the underwriters the option for 30 days to purchase an additional 1,200,000 Units solely to cover over-allotments. The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statement on Form S-3 (File No. 333-83952). The closing of the Offering is expected to occur on May 29, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The Partnership files the following exhibits as part of this report:

         Exhibit 1.1 Underwriting Agreement dated as of May 22, 2002 by and among the Partnership and the underwriters named therein.

         Exhibit 5.1       Opinion of Vinson & Elkins L.L.P.

         Exhibit 23.1      Consent of Vinson & Elkins L.L.P. (contained in
                           Exhibit 5.1 hereto)

         Exhibit 99.1      Press Release dated May 23, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WILLIAMS ENERGY PARTNERS L.P.
                                     By: Williams GP LLC, its general partner

Date: May 23, 2002                       /s/ Suzanne H. Costin
                                         ---------------------------------------
                                         Name:  Suzanne H. Costin
                                         Title: Corporate Secretary



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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
Exhibit 1.1                Underwriting Agreement dated as of May 22, 2002 by
                           and among the Partnership and the underwriters named therein.

Exhibit 5.1                Opinion of Vinson & Elkins L.L.P.

Exhibit 23.1               Consent of Vinson & Elkins L.L.P. (contained in
                           Exhibit 5.1 hereto)

Exhibit 99.1               Press Release dated May 23, 2002.

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